INTEREST RATE SWAP	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
INTEREST RATE SWAP
INTEREST RATE SWAP
10.	INTEREST RATE SWAP

Interest rate swap agreements are contracts to exchange floating rate for fixed rate interest payments over the life of the agreement without the exchange of the underlying notional amounts. The notional amounts of the interest rate swap agreements are used to measure interest to be paid or received and do not represent the amount of exposure to credit loss. The differential paid or received on the interest rate swap agreements is recognized as an adjustment to interest expense.

The purpose of the swap agreement is to fix the interest rate on a portion of the Company’s existing variable rate debt to reduce exposure to interest rate fluctuations. Under the agreement, the Company pays the counterparty interest at a fixed rate. The counterparty will pay the Company interest at a variable rate, adjusted quarterly and based on LIBOR or the alternative replacement of LIBOR. The amount exchanged is calculated based on the notional amount. Amounts shown below:

		September 30, 2021	December 31, 2020
In March 2017, the Company entered into an interest rate swap agreement with an	Notional Amount	$15,000,000	$15,000,000
original notional amount of $15,000,000 at a fixed rate of 2.20%.	Fair Value	$(158,360)	$(378,043)
In December 2020, the Company entered into an interest rate swap agreement with an	Notional Amount	$35,000,000	$35,000,000
original notional amount of $35,000,000 at a fixed rate of 0.78%.	Fair Value	$253,575	$(423,228)
Net fair value of interest rate swap		$95,215	$(801,271)

The significant inputs, primarily the LIBOR forward curve, used to determine the fair value are considered Level 2 observable market inputs. The Company monitors the credit and nonperformance risk associated with its counterparties and believes them to be insignificant at September 30, 2021 and December 31, 2020.

11.	INTEREST RATE SWAP